DAMES & MOORE, INC.
                       AMENDED AND RESTATED
                  1991 LONG-TERM INCENTIVE PLAN

                             ARTICLE 1
                              PURPOSE

     The purpose of this Amended and Restated 1991 Long-Term Incentive Plan of Dames & Moore, Inc. is to promote the interests of the Company and its shareholders by strengthening the Company's ability to attract and retain key officers and employees and to provide a means to encourage the stock ownership and proprietary interest in the Company of officers and valued employees of the Company. This Amended and Restated 1991 Long-Term Incentive Plan is intended as a means of reinforcing the commonality of interest among the Company's shareholders, officers and employees and as an aid in attracting and retaining officers and key employees who are critical to the long-term growth and profitability of the Company.

     On August 10, 1992, the Company's shareholders approved the 1991 Long-Term Incentive Plan. This Amended and Restated 1991 Long-Term Incentive Plan is intended to amend certain provisions of the 1991 Long-Term Incentive Plan and to restate in one document said plan as so amended.

                            ARTICLE 2
                           DEFINITIONS

     2.1 Award shall mean a grant of Options, Restricted Stock or any combination thereof.

     2.2  Board shall mean the Board of Directors of the Company.

     2.3 Change in Control shall mean any of the following events: (a) the dissolution or liquidation of the Company; (b) a reorganization, merger or consolidation of the Company with one or more other corporations as a result of which the Company is not the surviving corporation or becomes a subsidiary of another corporation (which shall be deemed to have occurred if another corporation shall own, directly or indirectly, eighty percent or more of the aggregate voting power of all outstanding equity securities of the Company); or (c) a sale of all or substantially all of the Company's assets. As used herein or elsewhere in the Plan, the word "person" shall mean an individual, corporation, partnership, association or other person or entity, or any two or more of the foregoing that have agreed to act together as a group.

     2.4 Code shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

     2.5  Committee shall mean the Compensation Committee of the Board.

     2.6 Common Stock shall mean the common stock of the Company, $0.01 par value, as described in the Company's Certificate of Incorporation.

     2.7 Company shall mean Dames & Moore, Inc., a Delaware corporation, or any successor thereof.

     2.8  Director shall mean a member of the Board.

     2.9 Disability shall mean a physical or mental condition which prevents an Employee from performing the normal duties of his or her Employment for a period of at least 180 consecutive days. The Committee shall determine an Employee's Disability. If an Employee makes application for disability benefits under the Company's group long-term disability policy, and qualifies for such benefits, he or she shall be presumed to qualify as totally and permanently disabled under the Plan. The Committee may require that the Employee submit to an examination by a competent physician or medical clinic selected by the Committee on an annual basis to confirm Disability. On the basis of such medical evidence, the determination of the Committee as to whether or not a condition of Disability exists shall be conclusive. Notwithstanding the foregoing, solely for purposes of determining the effect of an Employment termination upon an Incentive Stock Option, an Employee shall not be deemed to have terminated his or her Employment by reason of Disability unless the Committee determines that such Employee is also disabled within the meaning of Sections 22(e)(3) and 422(c)(6) of the Code.

     2.10 Employee shall mean any officer or employee of the Company or any of its Subsidiaries. For purposes of administering the Plan with respect to an Employee whose Employment has terminated, the term "Employee" shall also mean an individual who received an Award while he or she was an officer or employee of the Company or a Subsidiary but whose Employment subsequently terminated; provided, however, that an individual whose Employment has terminated shall not be eligible to receive an Award thereafter.

     2.11 Employment shall mean an Employee's employment with the Company or any of its Subsidiaries. An Employee's Employment shall be deemed to have terminated once he or she is no longer employed by the Company or any Subsidiary as a "regular status employee," as such term is construed by the Committee in accordance with Company policies. If an Employee takes a leave of absence with the Company's approval or is employed by the Company or a Subsidiary on a less than full-time basis with the Company's approval, his or her Employment shall not be deemed to have terminated.

     2.12 Exchange Act shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

     2.13 Fair Market Value, when used with respect to Shares, Options or Restricted Stock, shall be determined for purposes of the Plan by reference to the closing price of a Share on the New York Stock Exchange (or other principal stock exchange on which Shares are then listed) or, if Shares are not then listed on an exchange, by reference to the closing price (if a National Market System security) or the mean between the bid and asked prices (if an over-the-counter issue) of a Share as supplied by the National Association of Securities Dealers, Inc. through Nasdaq (or its successor), in each case as reported by The Wall Street Journal, for the date as of which such value is to be determined or, if such date is not a business day, for the business day immediately preceding such date. If no sales of Shares occur on such date described in the preceding sentence, the Fair Market Value on that date shall be deemed to be the closing price on the most recent preceding date on which Shares were sold.

     2.14 Incentive Stock Option shall mean an Option designated by the Committee as an Incentive Stock Option and intended to satisfy the requirements of Section 422 of the Code.

     2.15 Non-Employee Director means a Director (i) who is a "non-employee director" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Exchange Act and (ii) if the Board determines that compliance with Section 162(m) of the Code is advisable, who is also an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

     2.16 Nonqualified Stock Option shall mean an Option that is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

     2.17 Option shall mean an option to acquire Shares granted under the Plan and may refer to an Incentive Stock Option or a Nonqualified Stock Option.

     2.18 Option Agreement shall mean the agreement for an Incentive Stock Option or a Nonqualified Stock Option which is entered into between the Company and an Employee pursuant to Paragraph 6.3 of the Plan.

     2.19 Option Termination Date shall mean the date on which an Option terminates as specified by the Committee in the Option Agreement pursuant to Paragraph 6.2 of the Plan.

     2.20 Plan shall mean this Amended and Restated 1991 Long-Term Incentive Plan, as it may be amended from time to time.

     2.21 Restricted Stock shall mean Shares that are awarded pursuant to
Article 7 of the Plan.

     2.22 Restricted Stock Agreement shall mean the agreement governing an Award of Restricted Stock which is entered into between the Company and an Employee pursuant to Paragraph 7.1 of the Plan.

     2.23 Restriction Period shall mean the period specified by the Committee in a Restricted Stock Agreement during which Shares shall be subject to the restrictions provided for in Paragraph 7.3 of the Plan.

     2.24 Retirement shall mean the termination of an Employee's Employment, other than by reason of death or Disability, on or after both attaining age fifty-five and completing at least ten Years of Service.

     2.25 Securities Act shall mean the Securities Act of 1933, as it may be amended from time to time.

     2.26 Shares shall mean shares of the Company's Common Stock.

     2.27 Subsidiaries shall mean all "subsidiary corporations" of the Company as such term is defined in Section 424(f) of the Code and any and all other affiliated entities designated by the Board as "Subsidiaries."

     2.28 Years of Service shall mean an Employee's cumulative consecutive years of continuous Employment, beginning on the date the Employee most recently became an Employee and continuing thereafter on each anniversary thereof.

                            ARTICLE 3
                 ADMINISTRATION AND AUTHORIZATION

     3.1 Plan Administration. The Plan shall be administered by the Committee, which shall be composed of two or more Non-Employee Directors who are appointed by the Board. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. A majority of the authorized number of members of the Committee shall constitute a quorum for the transaction of business. Any act of the Committee shall be taken by majority vote of the Committee members at a meeting at which a quorum is present or by written consent signed by all of the members of the Committee. No member of the Committee shall be eligible to be granted Awards under the Plan while he or she is a member of the Committee, and each member of the Committee must in all respects remain a Non-Employee Director during his or her service on the Committee.

     3.2 Duties and Powers. The Committee is authorized and empowered to administer the Plan and, in connection therewith: (a) to select the Employees to whom Awards are to be granted and to fix the number of Shares and price per Share with respect to which Awards are to be granted to each;
(b) to determine the dates upon which Awards shall be granted and the terms of the Awards in a manner consistent with the Plan, which terms need not always be identical; (c) to interpret the Plan; (d) to prescribe, amend and rescind rules and regulations relating to the Plan; (e) to determine the rights and obligations of Employees under the Plan; (f) to make Awards of Restricted Stock, Incentive Stock Options and Nonqualified Stock Options and to amend the terms of such Awards consistent with the provisions of the Plan;
(g) to direct the Company to execute Option Agreements, Restricted Stock Agreements and amendments thereto which set forth the terms of Awards; and (h) to make all other determinations and to take all other actions which are consistent with the Plan and which are necessary or appropriate for the administration of the Plan.

     3.3 Authorization. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, binding and conclusive upon all Employees, their transferees, beneficiaries, legal representatives, executors and other successors and assigns and every other person claiming under or through an Employee, unless otherwise determined by the Board. If permitted by Rule 16b-3 under the Exchange Act and Section 162(m) of the Code and the regulations thereunder, and if so determined by the Board, any determination, decision or action of the Committee provided for in the Plan may be made or taken by action of the Board (or by action of an officer or officers of the Company duly authorized and directed by the Board), with the same force and effect as if such determination, decision or action had been made or taken by the Committee. No member of the Committee or of the Board, and no other person acting upon the authorization and direction of the Committee or the Board, shall be liable for any determination, decision or action made in good faith with respect to the Plan or an Award granted under the Plan.

     The Company shall indemnify and hold harmless the members of the Committee and the Board, and other persons who are acting upon the authorization and direction of the Committee or the Board, from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission in connection with the performance of such persons' duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the bad faith, willful misconduct or criminal acts of such persons.

                            ARTICLE 4
                    STOCK SUBJECT TO THE PLAN

     The stock to be issued under the Plan upon the exercise of Options or the grant of Restricted Stock shall be the Company's Common Stock, which shall be made available, at the discretion of the Board or the Committee, from (i) authorized but unissued Common Stock, (ii) Common Stock reacquired by the Company (including Shares purchased in the open market) and held in the Company's treasury, or (iii) a combination of such unissued Common Stock and reacquired Common Stock. Notwithstanding the terms of the preceding sentence, if Restricted Stock is granted with no purchase price or with a purchase price that is less than twenty-five percent of the Fair Market Value of the Company's Shares on the grant date, such Restricted Stock shall be issued only out of reacquired Common Stock that is held by the Company as treasury stock. The aggregate number of Shares that may be issued under the Plan through Option exercises and grants of Restricted Stock shall not exceed 2,500,000. The limitation established by the preceding sentence shall be subject to adjustment as provided in Paragraph 8.3 of the Plan.

     In the event that any outstanding Award under the Plan expires, lapses, is terminated or is forfeited for any reason, the unissued Shares that are allocable to the unexercised portion of such Award shall again become available for award under the Plan.

                            ARTICLE 5
                  ELIGIBILITY AND PARTICIPATION

     Only persons who are officers or employees of the Company or its Subsidiaries shall be eligible to receive Awards under the Plan. The Committee shall determine the Employees to whom Options, Restricted Stock or any combination thereof shall be granted, the time or times at which such Awards shall be granted and the number of Shares to be subject to each Award. An Employee may be granted Incentive Stock Options, Nonqualified Stock Options, Restricted Stock or any combination thereof; provided, however, that the grant of Incentive Stock Options and Nonqualified Stock Options to an Employee shall be awarded pursuant to separate Option Agreements, and each Award of Incentive Stock Options and Nonqualified Stock Options shall be specifically designated as such.

     The aggregate Fair Market Value of the Shares (determined at the time the Option is granted) with respect to which Incentive Stock Options (whenever granted) are exercisable for the first time by an Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

     Within any calendar year, the maximum number of Shares with respect to which Options may be granted to any Employee is 100,000, subject to the adjustment provisions of Paragraph 8.3 of the Plan. Within any calendar year, the maximum number of Shares of Restricted Stock which may be granted to any Employee is 50,000, subject to the adjustment provisions of Paragraph
8.3 of the Plan.

                            ARTICLE 6
                             OPTIONS

     6.1 Purchase Price. The purchase price of each Share covered by an Option shall be established by the Committee and set forth in the applicable Option Agreement; provided, however, that such price for an Incentive Stock Option shall not be less than 100% of the Fair Market Value of such Shares on the date of grant and, if at the time an Incentive Stock Option is granted the Employee owns more than 10% of the total combined voting power of all classes of stock of the Company, the purchase price of the Shares covered by such Incentive Stock Option shall not be less than 110% of the Fair Market Value of such Shares on the date the Incentive Stock Option is granted and such Incentive Stock Option by its terms shall not be exercisable after the expiration of 5 years from the date it is granted.

     6.2 Option Term. The term of any Option shall be determined by the Committee. If the Committee does not specify the Option Termination Date in the Option Agreement, the Option Termination Date shall be ten years after the date the Option is granted. In no event shall the Option Termination Date applicable to an Incentive Stock Option be later than ten years from the date such Option is granted. Notwithstanding the foregoing, the Committee may, subsequent to granting any Nonqualified Stock Option or Incentive Stock Option, extend the term thereof so long as the maximum term specified above for an Incentive Stock Option is not exceeded. Furthermore, the Option Termination Date shall be subject to earlier acceleration or termination as provided in Paragraphs 8.3 and 8.6 of the Plan.

     6.3 Option Agreement. Each Option granted under the Plan shall be evidenced by an Option Agreement in such form as the Committee may from time to time approve. Each Option Agreement shall contain such terms as the Committee may deem necessary or appropriate and which are not inconsistent with the provisions of the Plan.

     6.4 Option Exercise. An Employee may purchase fewer than the total number of Shares covered by an Option, provided that a partial exercise of an Option may not be for less than 100 Shares unless fewer than 100 Shares remain unexercised, in which case the entire remaining Option must be exercised at one time. An Option shall not be exercisable with respect to a fraction of a Share.

     An Option may be exercised, in whole or in part, by giving written notice of exercise to the Company, which notice shall specify the number of Shares to be purchased and, unless otherwise determined by the Committee, shall be accompanied by payment in full of the purchase price in accordance with the provisions of Paragraph 6.6 of the Plan. An Option shall be deemed exercised when such written notice of exercise has been received by the Company. No Shares shall be issued until full payment has been made and the Employee has satisfied the requirements of Paragraph 8.2 of the Plan and such other conditions as may be required by the Plan, applicable laws, rules or regulations or by the Committee in an Option Agreement.

     Until the issuance of a stock certificate to the Employee, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to Shares covered by an Option notwithstanding the exercise of the Option. No adjustment shall be made for a dividend or other rights for which the record date is prior to the date the stock certificate is issued, except as provided in Paragraph 8.3 of the Plan.

     6.5  Vesting of Options.  Subject to the other provisions of this
Article 6 and to Paragraph 8.3 of the Plan (relating to adjustments in the event of a Change in Control) and Paragraph 8.6 of the Plan (relating to the termination of an Option upon a termination of Employment), each Option shall vest and become exercisable at such times and in such installments as the Committee shall provide in each Option Agreement, provided that no Option shall vest or become exercisable less than six months after the date of grant. Notwithstanding the foregoing, the Committee may, at any time, accelerate the time at which an Option or any installment thereof may be exercised if such acceleration does not conflict with the requirements of Rule 16b-3 under the Exchange Act. Unless otherwise provided in the Plan or the Option Agreement, an Option may be exercised when vested and at any time thereafter until, and including, the day before the Option Termination Date.

     6.6 Payment of the Purchase Price. Except as otherwise determined by the Committee or as otherwise provided in this Article 6, the entire Option exercise price for the Shares as to which an Option is exercised shall be paid at the time the Option is exercised by cashier's check or such other means as deemed acceptable by the Committee. In the discretion of the Committee or if so provided in the Option Agreement, an Employee may elect to pay for some or all of the Shares covered by an Option with Shares that are already owned at the time of exercise by the Employee, subject to all restrictions and limitations of applicable laws, rules and regulations, and subject to the satisfaction of any conditions the Committee may impose, including, without limitation, the making of such representations and warranties and the providing of such other assurances that the Committee may require with respect to the Employee's title to the Shares used for payment of the exercise price. Such payment shall be made by delivery of certificates representing the Shares, duly endorsed or with a duly signed stock power attached, and such Shares shall be valued at their Fair Market Value as of the date immediately preceding the date of their delivery to the Company.

     The Committee may permit an Option to be exercised pursuant to a cashless exercise procedure involving a simultaneous exercise of an Option and sale of the underlying Shares and based upon such requirements as the Committee may establish, including, without limitation, the delivery of instructions from the Employee to the Company that, upon receipt of the purchase price from the Employee's broker in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the broker designated by the Employee.

                            ARTICLE 7
                         RESTRICTED STOCK

     7.1 Grants of Restricted Stock. Each Award of Restricted Stock under the Plan shall be evidenced by a Restricted Stock Agreement in such form as the Committee may from time to time approve. Each Restricted Stock Agreement shall contain such terms as the Committee may deem necessary or appropriate and which are not inconsistent with the provisions of the Plan. Each certificate for Restricted Stock shall be registered in the name of the Employee to whom the Restricted Stock is awarded and, if requested by the Committee, shall be deposited with the Company by the Employee, together with a stock power endorsed in blank.

     7.2 Purchase Price. The Committee shall have discretion to determine whether or not an Employee shall be required to pay a purchase price for the Restricted Stock which he or she receives. If a purchase price is required, the Committee shall determine the purchase price per Share. Any such purchase price which is required by the Committee shall be described in the Restricted Stock Agreement and shall be payable on the terms specified in the Restricted Stock Agreement.

     7.3 Restrictions. At the time of the Award of Restricted Stock, there shall be established for the Employee a Restriction Period of such length as shall be determined by the Committee, provided that the Restriction Period shall in all cases be at least six months if required by Rule 16b-3 under the Exchange Act. If the Committee fails to specify a Restriction Period, the Restriction Period shall be five years from the date of grant. Except for the restriction on transferability during the Restriction Period described in Paragraph 8.1 of the Plan and the additional restrictions under Paragraph 8.4 of the Plan (relating to collection and withholding of taxes) and Paragraph 8.6 of the Plan (relating to the repurchase of Restricted Stock on an Employee's termination of Employment), the Employee shall have the rights of a shareholder of the Company with respect to such Restricted
Stock, including, without limitation, the right to vote such Restricted Stock and to receive any dividends thereon which are declared and paid by the Company.

     At the expiration of the Restriction Period, all restrictions imposed on the Employee's Shares of Restricted Stock shall lapse (except as provided in Paragraph 8.4 with respect to withholding taxes), and the Company shall return to the Employee (or the Employee's legal representative or beneficiary) any stock certificates and stock powers previously deposited with the Company pursuant to Paragraph 7.1 of the Plan. Notwithstanding the foregoing, the Committee may, at any time, reduce or eliminate the Restriction Period which is applicable to an Award of Restricted Stock if such action does not conflict with the requirements of Rule 16b-3 under the Exchange Act.

                            ARTICLE 8
                      ADDITIONAL PROVISIONS

     8.1 Transferability of Awards. An Employee may not transfer, assign, pledge or hypothecate any Option or Restricted Stock granted under the Plan, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, and an Option shall be exercisable during an Employee's lifetime only by the Employee; provided, however, that the foregoing prohibition shall apply to Restricted Stock only during the Restriction Period.

     Notwithstanding anything to the contrary in the preceding paragraph, the Committee may grant a Nonqualified Stock Option or Restricted Stock that is transferable by an Employee, without payment of consideration to such Employee, (i) to immediate family members of such Employee (that is, to his or her spouse, children or grandchildren), (ii) to trusts for the benefit of such immediate family members, (iii) to partnerships whose only partners are such family members, or (iv) if permitted by Rule 16b-3 under the Exchange Act and applicable provisions of the Code and the regulations thereunder, to any charitable institutions or other persons as may be designated by the Committee. The Committee may also amend an outstanding Nonqualified Stock Option or grant of Restricted Stock at any time to provide for such transferability. A Nonqualified Stock Option or Restricted Stock shall be transferable only if the applicable Option Agreement or Restricted Stock Agreement, in its original form or as amended, sets forth the terms of such transferability.

     All of the terms of the Plan and of any Option Agreement or Restricted Stock Agreement governing an Award (including, without limitation, transferability restrictions and vesting and termination provisions that are based upon the continuation of an Employee's Employment) shall be final, binding and conclusive upon any transferee of an Award and upon every other beneficiary, legal representative, executor or other successor or assign of an Employee. Where appropriate to the context in which such term is used, references to an Employee also shall refer to such Employee's transferees, beneficiaries, legal representatives, executors and other successors and assigns.

     8.2 Securities Law Restrictions on the Issuance of Shares. No Options or Shares shall be issued or delivered hereunder unless and until the Committee determines that there has been compliance with all applicable requirements of the Securities Act and the rules and regulations promulgated thereunder, all applicable listing requirements of any national securities exchange on which Shares are then listed, all applicable state and blue sky securities laws, rules and regulations, and any other requirements of law or of any regulatory body having jurisdiction over such issuance and delivery. The inability of the Company to obtain any required permits, authorizations or approvals necessary for the lawful issuance and sale of any Shares hereunder on terms deemed reasonable by the Committee shall relieve the Company, the Board and the Committee of any liability in respect of the nonissuance or sale of such Shares as to which such requisite permits, authorizations or approvals shall not have been obtained.

     As a condition to the granting or exercise of any Option or the issuance of any Restricted Stock, the Committee may require the person receiving or exercising such Option or Restricted Stock to make any representation to the Company as may be required or appropriate under the Securities Act or any other applicable law, rule or regulation, including, without limitation, a representation that such person is acquiring the Option or Shares covered by such Option or Restricted Stock for investment and without any present intention to sell or distribute such Option or Shares, and that such Option or Shares will not be sold or transferred other than pursuant to an effective registration statement under the Securities Act or pursuant to a registration exemption such as Rule 144 under the Securities Act.

     Each Option Agreement, Restricted Stock Agreement and certificate representing Shares acquired upon exercise of an Option or grant of Restricted Stock shall be endorsed with all legends, if any, that the Committee determines are required or appropriate under applicable federal and state securities laws, rules and regulations to be placed on such agreement and/or certificate.

     8.3 Option and Share Adjustments. If the Company's outstanding Shares are increased, decreased, changed into or exchanged for a different number or kind of Shares or other securities of the Company through reorganization, merger, consolidation, recapitalization, reclassification, exchange of stock, stock dividend, stock split, reverse stock split or other similar transaction, upon authorization of the Committee an appropriate and proportionate adjustment shall be made in the number or kind of Shares or other securities, and the purchase price thereof, which may be issued in the aggregate and to individual Employees under the Plan, including, without limitation, an adjustment to outstanding but unexercised Options. However, no such adjustment need be made if, upon the advice of counsel, the Committee determines that such adjustment may result in the receipt of federally taxable income to Employees who hold Options or Restricted Stock granted hereunder.

     Upon the occurrence of a Change in Control, the Plan and any then-outstanding Awards (whether vested or not vested) shall terminate as of the effective date of such Change in Control unless:

          (a) Provision is made in writing in connection with such transaction for the continuance of the Plan and for the assumption of such Awards, or for the substitution for such then-outstanding Awards of new awards covering the securities of any successor or surviving corporation in the Change in Control or an affiliate thereof, with such adjustments as the Committee deems appropriate with respect to the number and kind of securities and per-share purchase price under such substituted awards, in which event the Plan and such outstanding Awards shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or

          (b) The Committee otherwise provides in writing for such adjustments as it deems appropriate in the terms of the then-outstanding Awards including, without limitation, providing for the cancellation of Awards and their automatic conversion into the right to receive the securities or other properties which a holder of the Shares underlying such Awards would have been entitled to receive upon the consummation of the Change in Control had such Shares been issued and outstanding (net of the appropriate purchase price) as of the date of the Change in Control.

     If, pursuant to the foregoing provisions of this Paragraph 8.3, outstanding Awards will terminate upon the occurrence of a Change in Control without provision by the Committee for any of the actions described in subparagraphs (a) and (b) above, then any Employee holding an outstanding Award shall be given the right, at such time prior to the consummation of the Change in Control as the Committee shall designate, to exercise his or her Option and to vest in any Restricted Stock to the full extent not theretofore exercised or vested.

     Except to the extent required in order to retain the qualification of an Option as an Incentive Stock Option under Section 422 of the Code, to the maximum extent possible any adjustments authorized by this Paragraph 8.3 with respect to any outstanding Awards shall be made by means of appropriate and proportionate adjustments to the number of Shares and the purchase price therefor under the unexercised portions of such outstanding Awards but without changing the aggregate purchase price applicable to the unexercised portions of outstanding Awards. In all cases, the natureand extent of adjustments under this Paragraph 8.3 shall be determined by the Committee. No fractional shares of stock shall be issued under the Plan pursuant to any such adjustment. All adjustments and actions described in this Paragraph
8.3 shall be subject to compliance with the requirements of Rule 16b-3 under the Exchange Act.

     8.4 Tax Withholding. The Committee shall make such provisions and take such actions as it deems necessary or appropriate for the withholding of any federal, state, local and other tax required by law to be withheld with respect to the exercise or receipt of an Award or Shares under the Plan or with respect to the lapse of restrictions on Shares of Restricted Stock, including, without limitation, (i) deducting the amount of any such withholding tax from any compensation or other amounts payable to an Employee by the Company, or (ii) requiring an Employee, as a condition of exercising or receiving an Award or Shares or as a condition to the lapse of restrictions on Shares of Restricted Stock, to pay to the Company any amount required to be withheld or to execute such other documents as the Committee deems necessary or desirable in connection with the satisfaction of any applicable withholding obligation.

     Upon the exercise of an Option, the Committee shall have the authority to withhold from issuance a number of Shares sufficient to satisfy the tax withholding obligations described above. Such withheld Shares shall be valued based upon the Fair Market Value of Shares as of the date of the Employee's Option exercise.

     The Company shall not be obligated to issue Shares to an Employee, or to remove restrictions from Restricted Stock upon termination of the applicable Restriction Period, unless and until all of the withholding and payment obligations described above have been satisfied, and restrictions on Restricted Stock shall not lapse until such obligations have been satisfied. If an Employee fails to satisfy such obligations with respect to Restricted Stock within six months after the date that the restrictions on the Restricted Stock would otherwise lapse, such Restricted Stock shall, to the extent permitted by law, be repurchased by the Company at the lesser of the original purchase price or current Fair Market Value. If the Employee did not pay any purchase price for such Restricted Stock, it shall be forfeited to the Company without any payment being made by the Company to the Employee.

     8.5 Continuation of Employment. Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Employee any rights with respect to continuation of Employment by the Company or its Subsidiaries. Neither the Plan nor any Award or individual agreement issued pursuant to the Plan shall be deemed a contract of Employment or limit the Company's right to terminate the Employment of any Employee. Nothing in the Plan shall be construed as giving any Employee any right to receive an Award.

     8.6 Termination of Employment. If an Employee terminates his or her Employment for any reason other than death, Disability or Retirement, any Incentive Stock Option or Nonqualified Stock Option held by the Employee shall terminate on the earlier of the Option Termination Date or the ninetieth day after the date of such Employment termination, and the Option shall be exercisable during such post-Employment period only to the extent, if any, that it was exercisable on the date that the Employee's Employment terminated. Notwithstanding the foregoing: (a) if the Committee determines that an Employee's Employment was terminated by the Company or a Subsidiary by reason of the Employee's fraud, illegal conduct or willful misconduct (including, without limitation, a willful violation of Company policies and procedures), such Option shall terminate on the date of the termination of such Employee's Employment; and (b) any Option that was granted prior to August 15, 1995 to an officer or a director of the Company who is subject to the provisions of Section 16 of the Exchange Act as of said date shall terminate on the date of the termination of such officer's or director's Employment if his or her Employment terminates for any reason other than death, Disability or Retirement.

     If an Employee terminates his or her Employment because of such Employee's death, Disability or Retirement, any Nonqualified Stock Option held by the Employee shall continue to vest in accordance with its terms and shall terminate upon the Option Termination Date as if such Employee had remained an Employee of the Company.

     If an Employee terminates his or her Employment because of such Employee's Retirement, any Incentive Stock Option held by the Employee shall continue to vest in accordance with its terms and shall terminate on the earlier of the Option Termination Date or the ninetieth day after the date of such Employment termination.

     If an Employee terminates his or her Employment because of such Employee's death or Disability, any Incentive Stock Option held by the Employee shall continue to vest in accordance with its terms and shall terminate on the earlier of the Option Termination Date or one year after the date of such Employment termination.

     In the event of an Employee's death, any Incentive Stock Option or Nonqualified Stock Option may be exercised by the Employee's legal representative or executor or by the persons to whom the Employee's rights under the Incentive Stock Option or Nonqualified Stock Option shall pass by will or by the laws of descent and distribution. In the event of an Employee's Disability, any Incentive Stock Option or Nonqualified Stock Option may be exercised by the Employee's legal representative.

     If an Employee holding Restricted Stock terminates his or her Employment for any reason other than death, Disability or Retirement, any Restricted Stock for which the Restriction Period has not lapsed shall be repurchased by the Company at a price equal to the lesser of the purchase price paid by the Employee for such Restricted Stock or the Fair Market Value of such Restricted Stock on the date of such Employment termination. The repurchase price for such Restricted Stock shall be paid to the Employee or his or her legal representative. If the Employee did not pay a purchase price for any Restricted Stock for which the Restriction Period has not lapsed, such Restricted Stock shall be forfeited to the Company without any payment being made by the Company to the Employee.

     If an Employee holding Restricted Stock as to which the Restriction Period has not lapsed terminates his or her Employment because of such Employee's death, Disability or Retirement, the Employee (or legal representative or named beneficiary of the Employee if the Employee is legally incapacitated or deceased) shall be entitled to receive a portion of such Restricted Stock free of the restrictions described in Paragraph 7.3 of the Plan in an amount to be determined by the Committee. However, in no event shall the Employee (or legal representative or beneficiary) receive less than the total number of Shares of Restricted Stock held by such Employee on the date of his or her Employment termination multiplied by a fraction, the numerator of which shall be the number of months elapsed from the Award date of such Shares and the denominator of which shall be the number of months in the Restriction Period. If the Employee received grants of Restricted Stock on more than one date, the calculation described in the preceding sentence shall be made with respect to each grant of Restricted Stock. The Employee's remaining Restricted Stock as to which the Restriction Period has not lapsed shall be repurchased by the Company at a price equal to the lesser of the purchase price paid by the Employee for such Restricted Stock or the Fair Market Value of such Restricted Stock on the date of such Employment termination. However, if the Employee did not pay a purchase price for any such remaining Restricted Stock for which the Restriction Period has not lapsed, such Restricted Stock shall be forfeited to the Company without any payment being made by the Company to the Employee.

     Notwithstanding the foregoing provisions of this Paragraph 8.6, to the extent permitted by Rule 16b-3 under the Exchange Act, Section 422 of the Code and the regulations thereunder and other applicable laws, rules and regulations:

          (a) At the time of awarding any Nonqualified Stock Option, Incentive Stock Option or Restricted Stock, the Committee may specify in the Option Agreement or Restricted Stock Agreement that an Employee's termination of Employment shall result in consequences that are different from those described above in this Paragraph 8.6;

          (b) At any time subsequent to the award of any Nonqualified Stock Option or Incentive Stock Option, the Committee may specify that such Option shall terminate at any time up to its original Option Termination Date after the termination of an Employee's Employment, notwithstanding that the Option Agreement governing such Option may provide for an earlier termination date as a result of the Employee's termination of Employment; and

          (c) At any time subsequent to the award of any Restricted Stock, the Committee may specify that an Employee shall retain some or all of such Restricted Stock following the termination of the Employee's Employment, notwithstanding that the Restricted Stock Agreement may provide that the Restricted Stock must be sold to the Company following the termination of the Employee's Employment.

     8.7 Amendment or Termination of the Plan. The Board may terminate the Plan at any time, and either the Board or the Committee may amend the Plan at any time. However, (i) if required by Rule 16b-3 under the Exchange Act or any other applicable law, rule or regulation, no amendment of the Plan shall become effective unless approved by the Company's shareholders in accordance with the requirements of Rule 16b-3 or such other applicable law, rule or regulation, and (ii) the Committee is authorized to amend the Plan only if such amendment does not require the approval of the Company's shareholders under any applicable law, rule or regulation. No amendment or termination of the Plan shall affect in a material and adverse manner any Award granted prior to the date of such amendment or termination without the consent of the Employee holding such Award.

     8.8 Amendments of Awards. The Committee may amend any of the terms of any Award at any time in any manner that is consistent with the provisions of the Plan. Unless required by applicable law, rule or regulation, no such amendment shall affect in a material and adverse manner any Award granted prior to the date of such amendment without the consent of the Employee holding such Award.

     8.9 Last Date for Awards. No Award shall be granted pursuant to the Plan more than ten years after May 22, 1995, which is the date on which the Board adopted the Plan.

     8.10 Governing Law. The Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

     8.11 Notices. Any notice required or permitted to be given to the Company must be in writing and personally delivered, sent by United States mail (postage prepaid) or sent by facsimile transmission, addressed to the principal office of the Company and directed to the attention of the Secretary of the Company; any such notice shall be effective upon actual receipt by the Company. Any notice required or permitted to be given to an Employee (or his legal representative or other successor or assign) must be in writing and personally delivered, sent by United States mail (postage prepaid) or sent by facsimile transmission, addressed to such person at his or her last address on record with the Company; any such notice that is mailed by the Company in the foregoing manner shall be deemed to have been delivered three days after deposit in the mail.

     8.12 Shareholder Approval Required. The Amended and Restated 1991 Long-Term Incentive Plan is subject to and contingent upon approval by the Company's shareholders, as such approval is specified in Rule 16b-3 under the Exchange Act and in Sections 162(m) and 422(b)(1) of the Code and the regulations thereunder. The Amended and Restated 1991 Long-Term Incentive Plan shall become effective on the date of approval by the Company's shareholders. From and after the date of such shareholder approval, the terms of the Amended and Restated 1991 Long-Term Incentive Plan shall govern all Awards that were made prior to such approval date and all Awards that are made subsequent to such date.